UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2017

EP ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC
(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 997-1000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously reported on our Current Report on Form 8-K dated November 2, 2017, Keith O. Rattie resigned from the Board of Directors (the “Board”) of EP Energy Corporation (the “Company”) effective November 15, 2017.

On November 16, 2017, we filed with the New York Stock Exchange (“NYSE”) a qualified Domestic Company 303A Interim Written Affirmation notifying the NYSE that, due to the resignation of Mr. Rattie, the Company has only two independent directors serving on its Audit Committee. Accordingly, effective November 16, 2017, the Audit Committee of our Board does not satisfy the requirements of Section 303A.07 of the NYSE Listed Company Manual. Section 303A.07 requires that the audit committee of a listed company have a minimum of three members, each of whom satisfies the independence requirements set forth in Section 303A.02. On November 16, 2017, the Company received official notice from the NYSE that it was deficient in meeting these requirements.

We are currently searching for an additional independent director to fill the vacancy on the Board and to serve on the Audit Committee and expect to be in full compliance with Section 303A.07 as soon as reasonably practicable.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2017, the Board of Directors (the “Board”) of EP Energy Corporation (the “Company”) approved the appointment of Rajen Mahagaokar to the Company’s Board, effective immediately. The appointment was made at the direction of certain affiliates of Riverstone Holdings LLC (collectively, the “Riverstone Sponsor”) pursuant to the Riverstone Sponsor’s director appointment rights under the Company’s Stockholders Agreement, dated as of August 30, 2013, by and among the Company and the holders party thereto. Mr. Mahagaokar will not receive any compensation from the Company for serving on the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: November 17, 2017	By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Vice President, Interim Chief Financial Officer and
Treasurer

EP ENERGY LLC

	By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Vice President, Interim Chief Financial Officer and
Treasurer